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                                                                   EXHIBIT 10.35


                                    AGREEMENT
                             dated 21 September 2000
                                (the "Agreement")

         The parties hereto are among the parties to the PURCHASE AND TRANSFER AGREEMENT, dated 14 June 2000, between Dr. Henning F. Klose, Apax Germany II L.P., Apax Funds Nominees Ltd. fur "B" Account, Apax Funds Nominees Ltd. fur "D" Account, AP Vermogensverwaltung Gesellschaft burgerlichen Rechts, A + M GmbH & Co Vermogensverwaltung KG, World Access, Inc. and TelDaFax Aktiengesellschaft, Marburg/Lahn (the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         The Funds and Purchaser have agreed to immediately close the sale of the Sold Shares to the Purchaser on the terms set forth herein.

1.1 The Funds and the Purchaser agree that the Funds will immediately transfer to the Purchaser the Sold Shares. The Funds and the Purchaser confirm that the provisions of the Purchase Agreement shall apply to the transfer of the Sold Shares to the Purchaser (including, without limitation, the obligations of the Funds under ss. 12 of the Purchase Agreement), except as otherwise modified in this Agreement.

1.2 For the purpose of the transfer to the Purchaser of the Sold Shares, the Put Option Closing and the Call Option Closing (ss. 17 of the Purchase Agreement), as they relate to A+M, the parties hereto agree that the Closing Conditions in ss.ss. 8.1.2, 8.1.3, 8.1.4, 8.1.5, 8.1.6 and 8.1.7 of the Purchase
Agreement shall be met (gelten als eingetreten) as of the date of the signing of this Agreement.

1.3 For the avoidance of doubt it is hereby explicitly clarified that the above mentioned agreements on the fulfillment of certain Closing Conditions are restricted to the purpose of executing the transfer of the Sold Shares as soon as possible, and to the purpose of implementing the put options and the call options as they relate to A+M, respectively.

1.4 At the closing of the purchase of the Sold Shares the actions set forth in ss. 9 of the Purchase Agreement shall be implemented; provided, however, that, with respect to the


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Funds' representatives on the Supervisory Board, Messrs. Halusa and McMonigall,
Mr. McMonigall shall immediately resign and Mr. Halusa shall remain on the Supervisory Board until such time as the Purchaser requests his resignation, however, not longer than until October 31, 2000. Upon such request Mr. Halusa shall immediately resign from the Supervisory Board.

1.5 The parties agree that the period in which A+M can exercise the A+M Put Option (as described in ss.ss. 5.2 and 17.5.1 of the Purchase Agreement) shall commence on 1 January 2001 only.

1.6      For purposes of (a) ss.ss. 7.2 and 15.1 of the Purchase Agreement and
(b) ss.ss. 5.5 and 9.3.5 of the Purchase Agreement as such sections relate to A+M, "Closing" shall be defined as the later of the consummation of the contribution (ss. 4.1 of the Purchase Agreement) and the completion of the Tender Offer (ss. 16.4 of the Purchase Agreement). For purposes of ss.ss. 17.1.2 and 17.1.3 of the Purchase Agreement, as those sections relate to A+M, "Closing" shall be defined as the consummation of the contribution (ss.ss. 4.1 of the Purchase Agreement).

1.7 Each party hereto shall take such action, shall furnish such information, and shall prepare or cooperate in preparing, and execute and deliver such certificates, instruments and other documents as may be reasonably requested by another party hereto in order to effectuate the agreements contained herein.

1.8 This Agreement may be executed in one or more counterparts, each of which shall be deemed as original and all of which shall constitute one and the same instrument.

1.9      This Agreement is subject to German law.


/s/ W. Tod Chmar                     /s/ Otto Haberstock
--------------------------------    --------------------------------------------
World Access, Inc.                  Otto Haberstock by proxy dated June 7, 2000
by:  W. Tod Chmar                   or Apax Funds Nominee Ltd. fur "B" Account
Title:  Executive Vice President


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/s/ Otto Haberstock                                 /s/ Otto Haberstock
----------------------------------------------      --------------------------------------------
Otto  Haberstock  by  proxy dated June 5, 2000      Otto Haberstock by proxy dated June 7, 2000
for Apax Germany II L.P.                            for Apax Funds Nominee Ltd. fur "D" Account


/s/ Otto Haberstock                                 /s/ Otto Haberstock
----------------------------------------------      --------------------------------------------
Otto Haberstock by proxy dated June 11, 2000        Otto Haberstock by proxy dated June 6, 2000
for A + M GmbH & Co Vermogensverwaltung KG          for AP Vermogensverwaltung Gesellschaft
                                                    burgerlichen Rechts
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